First quarter 2025 INVESTOR PRESENTATION TRINITYCAPITAL.COM NASDAQ: TRIN

FORWARD-LOOKING STATEMENTS | DISCLAIMER Trinity Capital Inc. (the “Company”) cautions that this presentation may contain forward-looking statements that are based on current expectations and assumptions about future events, and which are not based in historical fact. The forward-looking statements in this presentation are based on current conditions as of the date of this presentation, and include, but are not limited to, statements regarding our financial objectives, beliefs, strategies, anticipated future operating results and cash flows, operating expenses, investment originations and performance, available capital, and payment of future dividends and stockholder returns. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in the forward-looking statements. By their nature, these forward-looking statements involve numerous assumptions, uncertainties and risks, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements, as a number of factors could cause future Company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political and regulatory conditions. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Historical results discussed in this presentation are not indicative of future results. The information disclosed in this presentation is made as of the date hereof and reflects Trinity Capital Inc.’s current assessment of its financial performance for the most recent period reported. Actual financial results filed with the Securities and Exchange Commission in the future may differ from those contained herein in the event of additional adjustments recorded prior to the filing of its financial statements. The information contained in this presentation should be viewed in conjunction with Trinity Capital Inc.'s most recently filed Quarterly Report on Form 10-Q, Annual Report on Form 10-K or Registration Statement on Form 424B1. We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations. This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by Trinity Capital Inc. or as legal, accounting or tax advice.

COMPANY OVERVIEW Courtesy of Hermeus

Historical information includes information and data related to Trinity Capital's predecessor funds, the first of which was launched in 2008, through March 31, 2025. The predecessor funds were merged with and into Trinity Capital on January 16, 2020, immediately after which Trinity Capital began operating as a business development company. Includes the fair value of assets managed by Trinity Capital through Senior Credit Corp 2022 LLC (JV), EPT 16 LLC, and Trinity Capital Adviser, LLC (RIA) as of March 31, 2025. Based on the closing price of TRIN of $14.14 on May 5, 2025. As of March 31, 2025. Annualized based on the $0.51 dividend per share declared for Q1 2025 and a closing stock price of $15.16 on March 31, 2025. Includes $8.4 million of cash and cash equivalents and $208.0 million of available borrowing capacity on our KeyBank Credit Facility. Excludes capital raised by the JV and funds managed by our wholly owned RIA subsidiary. Credit ratings assigned by Egan-Jones, Morningstar DBRS, and Moody’s, respectively, which are independent, unaffiliated rating agencies. A credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. There can be no assurance that this rating will remain for any given period of time. TRINITY CAPITAL OVERVIEW Diversified financial solutions to growth-stage companies | NASDAQ – TRIN, TRINZ, TRINI 17+ YEAR TRACK RECORD(1) MARKET CAP / DIVIDEND YIELD PORTFOLIO(4) LIQUIDITY(4) $4.3B Fundings 403 Investments 234 Exits $2.1B Assets Under Management(2) $914.2M Market Cap(3) $1,330.4M Secured Loans 81 Companies $216.4M Available Liquidity(6) $13.05 NAV per share(4) $336.7M Equipment Financings 27 Companies BBB, BBB(low), Baa3 Investment Ratings(7) 13.5% Annualized Dividend Yield(5) $125.6M Equity & Warrants 132 Companies 116% Debt-to-Equity

The trinity platform Additional liquidity Fee and interest income Incremental returns Co-investment opportunities Internally Managed BDC Tech Lending | Equipment Finance | Life Sciences | Asset Based Lending | Sponsor Finance Co-investment vehicle owned 12.5% by TRIN. EPT 16 is a private co-investment fund intended to convert to a private BDC (pending SEC exemptive relief). Trinity’s wholly owned RIA generates management and incentive fees by advising private funds. Benefits to TRIN Shareholders Unique internal management structure and capitalization diversification fortifies the TRIN platform and produces enhanced value proposition Trinity Capital (NASDAQ: TRIN) Senior Credit Corp 2022 LLC (Joint Venture) Trinity Capital Adviser (Registered Investment Adviser “RIA”) EPT 16 LLC (Private Fund advised by RIA) Potential Private Vehicles (private funds, BDCs, SMAs, JVs)

TRINITY’S COMPLEMENTARY VERTICALS Diversified across investment type, transaction size, industry and geography UP TO $100M Diverse business verticals with largest credit exposure less than 5% of total debt investments (as of March 31, 2025) PLATFORM TRANSACTION SIZE TECH LENDING EQUIPMENT FINANCE LIFE SCIENCES ASSET BASED LENDING SPONSOR FINANCE Senior secured term loans to institutionally backed technology companies Financing mission-critical manufacturing equipment and hard assets Senior secured term loans for growth capital to commercial stage life sciences companies Asset-based lending to bankruptcy-remote SPVs Enterprise value secured term loans to private equity-backed software companies

Aligned interests between employees and shareholders Management company and a pool of diversified assets Diversification across investment type, industry and geography Robust & scalable systems for origination, underwriting & monitoring WHY TRINITY CAPITAL? With unique capitalization and diversified businesses, we aim to provide investors with stable and consistent returns by offering access to private credit market INTERNALLY MANAGED BDC DIVERSIFIED BUSINESS VERTICALS EXPERIENCED TEAM WITH A 17+ YEAR TRACK RECORD We maintain full ownership and control of our deal pipeline 94 dedicated professionals with a unique culture built over 17+ years

Enriched industry relationships First-call relationships with top industry-partners cultivated over years of experience Broad origination pipeline We have a broad origination pipeline of private equity and venture capital firms, tech banks, former clients, service providers and inbound interest. Relationships with top market share banks We have relationships with top market share banks who cater to the majority of private equity- and venture capital-backed companies. Established intercreditor agreements We have established intercreditor agreements with banks. Our capital in combination with bank debt results in a lower blended cost to our customers.

UNDERWRITING APPROACH AND RISK MITIGATION Disciplined investment approach keeps our annualized loss rate at 23 bps, which is more than offset by realized gains on warrant and equity investments (1) Investor Syndicate Fund Vintage & Dry Capital Industry & Start-up Experience Board of Directors Make-up Revenue & Gross Margins Business Model Product Differentiation Market Potential Collateral Cash Life CAPITALIZATION MANAGEMENT FINANCIALS PRODUCT & MARKET DEBT STRUCTURE Includes historical information of Trinity Capital's predecessor funds, the first of which was launched in 2008, through March 31, 2025. Past performance is not indicative of future results. Investment results may vary significantly over any given time period.

TECH LENDING Senior secured term loans to institutionally-backed technology companies TERM LOANS SECURED LOANS Lien on all assets including IP BACKED BY INSTITUTIONAL CAPITAL Companies have raised significant equity GROWTH CAPITAL Debt proceeds used to fuel growth and scale business SELECT EXAMPLES WHOOP is a leading designer for wearable health and fitness trackers that capture biometric data shown to have the most impact on your health. Investor Syndicate SoftBank Vision Fund, IVP, Cavu Ventures, NextView Ventures Empower Finance is helping people find financial security through machine learning models that evaluate creditworthiness. Investor Syndicate Sequoia Capital, Blisce, Icon Ventures, Initialized Capital

EQUIPMENT Finance Financing mission-critical manufacturing equipment and hard assets EQUIPMENT FINANCE COMPANIES WITH CAPEX REQUIREMENTS Mission-critical hard assets JUST-IN-TIME CAPITAL Available as needed to meet growing equipment needs EQUIPMENT COLLATERAL Secured by perfected lien on equipment collateral RocketLab delivers reliable launch services, spacecraft components, satellites and other spacecraft to make it faster and easier to access space. Investor Syndicate BlackRock, Space Capital, Vector Capital Athletic Brewing brews great tasting Non-Alcoholic Craft Beer made with high-quality, all-natural ingredients and low calories for the active lifestyle. Investor Syndicate AG Ventures, Valency Capital, TRB Advisors SELECT EXAMPLES

Life sciences Senior secured term loans for growth capital to commercial stage life sciences companies TERM LOANS SECURED LOANS Lien on all assets including IP STRONG CLINICAL DATA PROFILE Established or clear “line of sight” to favorable reimbursement REGULATORY COMPLIANCE Companies received regulatory (FDA or EMA) approval or late-stage clinical trials Shoulder Innovations is a shoulder arthroplasty-focused medical device company that designs and commercializes products improving patient care and reducing costs. Investor Syndicate Gilde Healthcare Partners, US Venture Partners, Lightstone, Aperture Venture Partners RxAnte is a leading predictive analytics and clinical services company dedicated to improving medications use and health outcomes. Investor Syndicate First Trust Capital Partners, UPMC Enterprises SELECT EXAMPLES

Asset based lending Asset-based lending to bankruptcy-remote SPVs REVOLVING CREDIT LINES REVOLVING CREDIT LINE Based on eligible assets in SPV BACKED BY INSTITUTIONAL CAPITAL Companies have raised significant equity ASSET-BACKED COLLATERAL Borrowing base is comprised of cash flow positive assets Parafin empowers small businesses by providing them customized, embedded financial products through on-demand marketplaces, point-of-sales solutions, and vertical SaaS. Investor Syndicate GIC, Thrive Capital, Ribbit Capital Denim provides comprehensive financial tools, including invoice audit, a document inbox, TMS integrations, and automation technologies to streamline operations. Investor Syndicate Pelion Venture Partners, Crosslink Capital, Anthemis, FJ Labs SELECT EXAMPLES

Sponsor finance Enterprise value secured term loans to private equity-backed software companies TERM LOANS SECURED LOANS Lien on all assets including IP MAJORITY CONTROL BY PRIVATE EQUITY Significant cash equity cushion relative to senior debt ESTABLISHED BUSINESSES Well positioned and growing at above market rate, with a fully funded plan Impel offers auto dealers, wholesalers, OEMs, and marketplaces the industry’s most advanced AI-powered customer lifecycle management platform. Investor Syndicate Silversmith Capital Partners ServiceTrade streamlines service and project operations to reduce administrative costs, optimizes field performance to increase revenue per technician, and boosts sales and client retention to grow margins. Investor Syndicate JMI Equity SELECT EXAMPLES

Financial highlights Courtesy of CMR Surgical

Most of Trinity’s unfunded commitments are conditional, subject to additional lending provisions, and generally dependent upon the portfolio company reaching certain milestones before the commitment becomes available. Includes the fair value of assets managed by Trinity Capital through the JV, EPT 16, and the RIA as of March 31, 2025. Effective yield includes fees and accelerated income from prepayments but excludes fees earned from the JV, and is calculated based on the daily weighted average debt investments at cost. Core yield excludes fees and accelerated income from prepayments. Q1 2025 HIGHLIGHTS ROBUST EARNINGS LEADING ORIGINATIONS PLATFORM PORTFOLIO ASSETS $32.4M Net Investment Income (“NII”) 11.3% Net Interest Margin (“NIM”) $65.4M Total Investment Income $0.51 per share Consistent first quarter regular dividend distribution $185.9M Debt & equity commitments in 1Q25 $220.4M Debt & equity fundings in 1Q25 $622.9M Unfunded commitments (1) as of 3/31/2025 6 New portfolio companies funded in 1Q25 $1,710.1M Total Debt Investments (at cost) $1,830.5M Total Investments (at cost) $2,142.2M Total Platform Assets Under Management (2) (at fair value) 15.3% Effective Yield (3) 14.1% Core Yield (4)

Solid shareholder returns 21st consecutive consistent or increased regular dividend 13.5% annualized total dividend yield (1) Annualized based on the $0.51 dividend per share declared for Q1 2025 and a closing stock price of $15.16 on March 31, 2025. Regular dividend coverage of 102.0% based on 1Q25 NII

General and administrative expense includes excise tax expense, and is net of expenses allocated to the RIA. QUARTERLY INCOME STATEMENT For the three months ended For the three months ended Nine Months Ended September 30 (In thousands, except per share amounts) 03/31/2025 12/31/2024 09/30/2024 06/30/2024 03/31/2024 Total Investment Income $ 65,385 $ 70,832 $ 61,766 $ 54,641 $ 50,453 Interest expense and other debt financing costs 17,656 19,052 16,868 13,885 12,144 Compensation and benefits 10,645 12,180 11,528 9,944 9,864 General and administrative (1) 4,701 5,016 4,010 4,069 3,288 Total Operating Expenses 33,002 36,248 32,406 27,898 25,296 Net Investment Income (NII) 32,383 34,584 29,360 26,743 25,157 Net Realized Gain / (Loss) from Investments (2,154) 9,287 (13,880) (6,488) 1,351 Net Change in Unrealized Appreciation / (Depreciation) from Investments (3,142) 1,988 8,920 10,573 (12,000) Net Increase (Decrease) in Net Assets from Operations $ 27,087 $ 45,859 $ 24,400 $ 30,828 $ 14,508 Net Investment Income (NII) per Share – Basic $0.52 $0.58 $0.54 $0.53 $0.54 Net Increase (Decrease) in Net Assets resulting from Operations per Share –Basic $0.43 $0.77 $0.45 $0.61 $0.31 Weighted Average Shares Outstanding – Basic 62,556 59,408 54,413 50,162 46,748

Income source & portfolio yield trends Includes fees and dividend income earned from the JV. Effective yield includes fees and accelerated income from prepayments but excludes fees earned from the JV, and is calculated based on the daily weighted average debt investments at cost. Core yield excludes fees and accelerated income from prepayments. (2) (3) (1)

Nii returns and use of leverage Delivering strong returns through effective use of leverage NII return on average assets (ROAA) is calculated as NII divided by average assets for the period. NII return on average equity (ROAE) is calculated as NII divided by average net assets for period. Leverage ratio is calculated as outstanding principal of borrowings divided by net assets as of the end of the period.

Net investment income (NII) per share bridge

QUARTERLY balance sheet For the three months ended For the three months ended Nine Months Ended September 30 (In thousands, except per share amounts) 03/31/2025 12/31/2024 09/30/2024 06/30/2024 03/31/2024 Assets Total investments at fair value $1,792,689 $1,725,750 $1,686,862 $ 1,424,815 $ 1,363,862 Cash and cash equivalents 8,386 9,627 8,535 46,102 11,967 Interest Receivable 16,626 16,542 16,947 13,976 13,312 Other Assets 39,575 22,502 22,419 20,534 20,551 Total Assets $1,857,276 $1,774,241 $1,734,763 $1,505,427 $1,409,692 Liabilities KeyBank Credit Facility $392,000 $113,000 $ 290,000 $ 254,700 $ 190,000 Unsecured Notes, net of unamortized deferred financing costs (1) 566,954 764,673 622,586 510,157 539,304 Distribution Payable 32,579 31,451 29,397 26,443 24,808 Security Deposits 7,015 8,472 9,393 11,169 11,114 Accounts payable, accrued expenses, and other liabilities 25,333 33,663 26,592 22,919 18,150 Total Liabilities $1,023,881 $951,259 $ 977,968 $ 825,388 $ 783,376 Net Assets $833,395 $822,982 $ 756,795 $ 680,039 $ 626,316 Shares Outstanding 63,880 61,669 57,642 51,849 48,643 Net Assets per Share (NAV per share) $13.05 $13.35 $13.13 $13.12 $12.88 Includes the August 2026 Unsecured Notes, December 2026 Unsecured Notes, March 2029 Unsecured Notes, September 2029 Unsecured Notes and Series A Notes. Refer to the ‘Debt Capital Structure’ slide for further details.

Net asset value (NAV) per share bridge Includes the impact of the cash settlement of the Convertible Notes in February 2025 and other share-related activity. Earnings and Distributions Investment Portfolio Performance Share Impact (1)

Debt capital structure Diversified Borrowings ($ in millions) as of March 31, 2025 Funding Source Debt Commitment Outstanding Principal Stated Maturity Interest Rate Notes: August 2026 Unsecured Notes $125.0 $125.0 August 24, 2026 4.375% December 2026 Unsecured Notes $75.0 $75.0 December 15, 2026 4.25% March 2029 Unsecured Notes (1) $115.3 $115.3 March 30, 2029 (1) 7.875% September 2029 Unsecured Notes (2) $118.4 $118.4 September 30, 2029 (2) 7.875% Series A Notes (3) $142.5 $142.5 Various (3) 7.54% to 7.66% (3) Bank Facility: KeyBank Credit Facility $600.0 (4) $392.0 July 27, 2029 SOFR + 2.85% to 3.25% The March 2029 Unsecured Notes trade on the Nasdaq Global Select Market under the symbol “TRINZ” and are callable at par, in whole or in part, at any time on or after March 30, 2026. The September 2029 Unsecured Notes trade on the Nasdaq Global Select Market under the symbol “TRINI” and are callable at par, in whole or in part, at any time on or after September 30, 2026. The Series A Notes were issued on October 29, 2024, and include (i) $55.5 million of 7.54% Series A 2027 Notes due October 29, 2027, (ii) $73.0 million of 7.60% Series A 2028 Notes due October 29, 2028, and (iii) $14.0 million of 7.66% Series A 2029 Notes due October 29, 2029. Represents the current maximum availability of $600.0 million as of March 31, 2025. Such commitment can be increased up to $690.0 million under the current terms of the facility.

Portfolio highlights Courtesy of UVeye

Based on fair market value as of March 31, 2025. Includes debt investments only. Consists of the fair value of our investments in the JV, EPT 16, and the RIA as of March 31, 2025. The portfolio companies held within the multi-sector holdings investment portfolio represent a diverse set of geographic regions generally consistent with those in which we invest directly. PORTFOLIO DIVERSIFICATION Diversified across investment type, transaction size, industry and geography INVESTMENT TYPE(1) INDUSTRY TYPE(1) TRANSACTION SIZE(1)(2) GEOGRAPHIC ALLOCATION(1) 4.4% International 2.0% Multi-Sector Holdings(3)

Portfolio trends Mix of fixed and floating rate investments Strong asset diversification Based on outstanding principal. Based on fair market value.

Disciplined credit rating 1Q25 4Q24 3Q24 2Q24 1Q24 Very Strong Performance (4.0 – 5.0) $92,956 5.6% $89,716 5.7% $105,385 6.8% $70,183 5.3% $56,991 4.5% Strong Performance (3.0 – 3.9) $567,581 34.4% $453,584 28.5% $458,494 29.4% $306,187 23.1% $275,106 21.5% Performing (2.0 – 2.9) $928,455 56.1% $972,001 61.1% $918,292 58.7% $886,030 67.0% $875,950 68.5% Watch (1.6– 1.9) $50,072 3.0% $62,883 4.0% $57,457 3.7% $53,449 4.0% $65,410 5.1% Default/Workout (1.0 – 1.5) $15,156 0.9% $11,062 0.7% $22,201 1.4% $8,035 0.6% $5,539 0.4% Weighted Average 2.9 2.9 2.9 2.7 2.7 Credit Risk Rating of Debt investments at Fair Value, 1Q 2024 – 1Q 2025 ($ in thousands)(1) Consistent and Disciplined Underwriting Standards The total fair value of debt investments excludes our debt investment in the JV, which was $12.9 million as of March 31, 2025. (1)

Based on outstanding principal of debt investments. Based on outstanding principal of borrowings. Interest rate sensitivity 76.9% floating rate debt investment portfolio as of March 31, 2025(1) 40.5% floating rate borrowings as of March 31, 2025(2)

HYPOTHETICAL WARRANT UPSIDE For Illustration Purposes Only 190 WARRANT POSITIONS in 117 Portfolio Companies HYPOTHETICAL MODELS of Potential Warrant Gains at 3/31/2025 GAAP fair value ~ $51.8 million GAAP cost ~ $41.3 million ~ $72.8 million in nominal exercise value Assume that only 50% of warrants will monetize Cost of exercised warrants is ~ $57.1 million Based on 63.9 million shares of common stock outstanding at 3/31/2025 2X MULTIPLE $72.8 million (2X) Potential gain of $15.7 million or $0.25 per share Proceeds of 3X MULTIPLE $109.2 million (3X) Potential gain of $52.1 million or $0.82 per share Proceeds of 4X MULTIPLE $145.6 million (4X) Potential gain of $88.5 million or $1.38 per share Proceeds of

Diversified portfolio Select List of Current & Historical Investments

Analyst coverage Courtesy of RocketLab

Extensive industry analyst coverage Followed by eight firms Paul Johnson (initiated coverage 2/23/2021) Finian O’Shea (initiated coverage 2/23/2021) Douglas Harter (initiated coverage 2/23/2021) Sean-Paul Adams(1) (initiated coverage 9/16/22) Casey Alexander (initiated coverage 2/23/2021) Christopher Nolan (initiated coverage 2/23/2021) Mitchell Penn (initiated coverage 5/3/2021) Matt Hurwit (initiated coverage 7/5/2023) Note: Trinity Capital is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Trinity Capital’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Trinity Capital or its management. Trinity Capital does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. Sean-Paul Adams took over B. Riley’s coverage effective 4/7/2025.

Supplemental information Courtesy of Athletic Brewing

REGULATION & STRUCTURE Trinity Capital Inc. is an Internally Managed BDC regulated under the 1940 Act and has elected to be treated as a RIC for Federal Income Tax Purposes beginning with its Taxable Year ending December 31, 2020 BUSINESS DEVELOPMENT COMPANY (BDC) REGULATED INVESTMENT COMPANY (RIC) Regulated by the SEC under the Investment Company Act of 1940 (the “1940 Act”) Leverage limited to approximately 2:1 debt-to-equity Investments are required to be carried at fair value Majority of Board of Directors must be independent Must offer managerial assistance to portfolio companies Must distribute at least 90% of taxable income as dividend distributions to shareholders, subject to approval by Board of Directors Mandates asset diversification Eliminates corporate taxation Allows for the retention of capital gains and/or spillover of taxable income